UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2014
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 4, 2014, the independent members of the Board of Directors of Universal Technical Institute, Inc. (the "Company") awarded restricted stock units to the Company's chairman and chief executive officer and the Company's president and chief financial officer under the Company's 2003 Incentive Compensation Plan, as amended (the "Plan"). The restricted stock units awarded will be paid promptly after vesting in the form of shares of the Company's common stock, and the awards will vest in four equal annual installments, on each anniversary of the grant date. The awards to Ms. McWaters and Mr. Putnam were made pursuant to updated forms of award agreements that implement certain "retirement" vesting provisions of such executives' April 2014 employment agreements. The updated award agreements include a provision for continued vesting for 12 months after a qualifying "retirement", as defined by these executives' respective employment agreements and subject to compliance with certain covenants. The other material terms of the awards are consistent with the terms of the Company's form of restricted stock unit agreement filed as Exhibit 10.1 to the Company's Form 8-K filed on September 11, 2013, including with respect to transfer restrictions, the recipients' rights under the awards, continuous employment requirements and vesting upon death, disability and certain terminations within one year after a change in control.

The form of restricted stock unit agreement on which these awards were made is filed herewith as Exhibit 10.1. The summary of terms herein is qualified in its entirety by reference to such agreement and to the Plan, which has previously been filed by the Company. Ms. McWaters received an award of 80,322 restricted stock units, and Mr. Putnam received an award of 48,193 restricted stock units.

Additionally, other executives of the Company, including the other named executive officers, were awarded restricted stock units under the Company's existing form of restricted stock unit agreement, the terms of which were summarized in and a copy of which was filed as Exhibit 10.1 to the Company's Form 8-K filed on September 11, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

September 10, 2014	By:	/s/ Chad A. Freed

Name: Chad A. Freed
Title: General Counsel, Senior Vice President of Business Development

Exhibit Index

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement (McWaters and Putnam).